                             COMSTOCK FUNDS, INC.
                           COMSTOCK CAPITAL VALUE FUND

                       Statement of Additional Information


                                 August 28, 2009

This Statement of Additional Information ("SAI"), which is not a prospectus, describes Comstock Capital Value Fund (the "Capital Value Fund" or the "Fund") which is a series of the Comstock Funds, Inc., a Maryland corporation (the "Company"). This SAI should be read in conjunction with the Fund's Prospectuses for the Fund's Class AAA Shares and for the Class A Shares, Class B Shares, Class C Shares, and Class R Shares, each dated August 28, 2009. This SAI is incorporated by reference in its entirety into the Company's Prospectus. For a free copy of a Prospectus, please contact the Company at the address, telephone number, or Internet website printed below. Portions of the Company's annual report to shareholders are incorporated by reference into this SAI.


                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 WWW.GABELLI.COM

                                TABLE OF CONTENTS


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
GENERAL INFORMATION .....................................................     2
INVESTMENT STRATEGIES AND RISKS .........................................     2
INVESTMENT RESTRICTIONS .................................................    27
PORTFOLIO HOLDINGS INFORMATION ..........................................    29
DIRECTORS AND OFFICERS ..................................................    30
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ..............................    37
INVESTMENT ADVISORY AND OTHER SERVICES ..................................    38
DISTRIBUTION PLANS ......................................................    44
PORTFOLIO TRANSACTIONS AND BROKERAGE ....................................    46
REDEMPTION OF SHARES ....................................................    49
DETERMINATION OF NET ASSET VALUE ........................................    49
ADDITIONAL INFORMATION CONCERNING TAXES .................................    50
INVESTMENT PERFORMANCE INFORMATION ......................................    53
DESCRIPTION OF THE FUND'S SHARES ........................................    54
FINANCIAL STATEMENTS ....................................................    56
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                                        1

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GENERAL INFORMATION


The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and currently consists of one portfolio: the Capital Value Fund, a diversified portfolio. The Company was incorporated under the laws of the State of Maryland on March 14, 1988, as Comstock Partners Strategy Fund, Inc., and commenced operations in May of 1988 as a non-diversified, closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991. On February 8, 1996, the Company changed its name to Comstock Partners Funds, Inc. and adopted a series fund structure. A series fund is an open-end investment company that has the ability to issue different series of shares representing interests in separate mutual fund portfolios. In that connection, the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets, subject to the liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund, Inc. in exchange for shares in the Capital Value Fund (the "Reorganization"). The Capital Value Fund commenced operations upon the consummation of the Reorganization. On May 22, 2000, (i) the Company changed its name to Gabelli Comstock Funds, Inc. and (ii) Comstock Partners Capital Value Fund was renamed Gabelli Comstock Capital Value Fund. On August 3, 2000, (i) the Company changed its name to Comstock Funds, Inc. and (ii) Gabelli Comstock Capital Value Fund was renamed Comstock Capital Value Fund.


The Company's principal office is located at One Corporate Center, Rye, New York 10580-1422. The Fund is advised by Gabelli Funds, LLC (the "Adviser").

                         INVESTMENT STRATEGIES AND RISKS


The Fund's Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies the Fund may utilize, and certain risks associated with such investments and strategies.

The economic crisis that began to unfold in 2007 continues to manifest itself in nearly all areas of the U.S. economy and has caused dramatic volatility in the financial markets, as well as a significant decrease in the value of many financial institutions, including, in general, a decrease in the value of stocks and bonds. The U.S. government has taken a number of measures to attempt to restore stability to the financial markets and to promote economic recovery. The measures have included various programs to stimulate economic activity, to reform regulatory oversight, to advance various social goals and to provide relief to businesses and individuals suffering from the effects of the economic crisis. There is no guarantee that any of these programs or other efforts will be successful.


The Fund's debt securities may include obligations issued or guaranteed by the United States government, its agencies or instrumentalities (including repurchase agreements secured by such instruments); obligations issued or guaranteed by a foreign government or any of its political subdivisions, agencies, or instrumentalities; and obligations (including convertible securities) of domestic and foreign corporations, banks, thrift institutions, savings and loan institutions, finance companies, and supranational organizations.

In determining whether the Fund should invest in particular debt securities, the Adviser considers factors such as: the price, coupon and yield to maturity; its assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund, and early redemption provisions. It also will review the ratings, if any, assigned to the securities by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P") or other recognized rating agencies. The judgment of the Adviser as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.

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In addition, the Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. The Fund may invest in a limited number of industries and the Fund may be more susceptible to any single economic, political, or regulatory occurrence than more widely diversified funds.

The Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, two or more controlled issuers engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in securities of the United States government, its agencies or instrumentalities or other regulated investment companies are not subject to these limitations.

In many instances, the Adviser will rely on ratings of debt securities and preferred stock in making its investment decisions. In analyzing unrated debt securities or preferred stock, the Adviser may consider the issuer's experience and managerial strength, changing financial condition, borrowing requirements, or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, and asset coverage and earnings prospects.

CERTAIN INVESTMENT TECHNIQUES


The use of investment techniques such as engaging in financial futures and options and currency transactions, purchasing securities on a forward commitment basis, lending portfolio securities, purchasing foreign securities, investing in illiquid securities, utilizing certain other specialized instruments and engaging in short-selling and leverage through borrowing, involves greater risk than that incurred by many other funds with similar objectives to the Fund. In addition, using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Fund's net asset value ("NAV") fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income.


LOWER RATED SECURITIES

The Fund is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P. Such securities, though higher yielding, are characterized by risk. These securities, commonly referred to as "junk bonds", provide yields superior to those of more highly rated securities, but involve greater risks (including the possibility of default or bankruptcy of the issuers of such securities) and are regarded as speculative in nature. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, the markets in which securities rated below investment grade and comparable unrated securities are traded are generally more limited than those in which higher rated securities are traded. Because of risks associated with an investment in securities rated below investment grade and comparable unrated securities, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

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Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Adviser's judgment, analysis, and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, and the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security in the Fund's portfolio has been changed, the Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

The Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating agency (i.e., securities rated C by Moody's or D by S&P). The Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P. The Adviser's decision to invest in lower rated securities is not subject to shareholder approval.

The market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate more over time. These securities are considered by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

You should carefully consider the relative risks of the Fund investing in higher yielding (and, therefore, higher risk) debt securities. Lower rated securities are rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayment of principal are in arrears. Such obligations, though high yielding, are characterized by great risk. See "Description of Bond and Commercial Paper Ratings" for a general description of Moody's and S&P securities ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities, which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve their investment objectives may be more dependent on the Adviser's credit analysis than might be the case for funds that invested in higher rated securities.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific

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projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Such securities are generally traded only among dealers and institutional investors. The secondary trading market for these securities generally is not as liquid as the secondary market for higher rated securities. The weaker secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet that fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The weaker secondary market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing that fund's portfolio and calculating its NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may further decrease the values and liquidity of these securities.

The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities.

The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

Lower rated zero coupon securities and pay-in-kind bonds (in which the Capital Value Fund is limited to 5% of its total assets) involve special considerations. Such zero coupon securities, pay-in-kind, or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on their investment.

U.S. GOVERNMENT SECURITIES

Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities, and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating, or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government provides financial support to such U.S. government sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

As of September 7, 2008, the Federal Housing Finance Agency ("FHFA") has been appointed to be the Conservator of the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association for an indefinite period. In accordance with the Federal Housing Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity's obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

FOREIGN SECURITIES


The Fund may invest up to 65% of its assets, in foreign securities, including securities of emerging market issuers. The Fund's investments in foreign and emerging market securities involve certain other considerations and risks not typically associated with investing in domestic securities, including: greater price volatility; uncertainties regarding future social, political and economic developments; the possible imposition of foreign withholding or brokerage taxes or exchange controls; risks of seizure or expropriation; the availability of less information than is generally available in the U.S. and a lack of uniform accounting and auditing standards; higher transaction costs and possible delays or problems with settlement; limited liquidity and relatively small market capitalization of securities markets; high rates of inflation and interest; less government supervision of exchanges, brokers and issuers; difficulty in enforcing contractual obligations; and the possible adverse effects of changes in the exchange rates of foreign currencies in which the Fund's investments may be denominated.


Many countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits, and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

By investing in foreign securities, the Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt, and its gross domestic product, will also affect the government's ability to honor its obligations.

No established secondary markets may exist for many of the foreign securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain foreign securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many foreign securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when the Fund changes investments from one country to another.

Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund will reduce its net income available for distribution to its shareholders.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

Foreign currency markets offer less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market. In emerging markets, the Fund may also purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady Bonds, Structured Investments, and Loan Participations and Assignments (as defined below). See "Brady Bonds and Emerging Market Governmental Obligations," "Structured Investments," and "Loan Participations and Assignments" below.

Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Fund will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners also could adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments, and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. These interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations also may be directly involved in negotiating the terms of these arrangements and, therefore, may have access to information not available to other market participants.

The Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser believes it to be consistent with the Fund's investment objective. The Fund may have limited legal recourse in the event of default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium, and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

Expropriation, confiscatory taxation, nationalization, political, economic, or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund investing in such instruments. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by a domiciliary of the countries, and/or impose additional taxes on foreign investors.

In addition, if deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.

DERIVATIVES TRANSACTIONS - OPTIONS, FUTURES, AND CURRENCIES

The Fund is authorized to use certain investment strategies commonly referred to as derivatives, such as trading in options, futures, and foreign currencies for bona fide hedging and/or speculative purposes as specified in the Prospectus. The Fund may write covered put and call options on securities and stock indices and purchase put and call options on securities and stock indices. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, and options thereon, the Fund at times may speculate or seek to hedge against either a decline in the value of securities owned by them or an increase in the price of securities which it plans to purchase, provided that with respect to all futures contracts traded by the Fund, the Fund will establish segregated accounts consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. The Fund may also purchase put and call options and write covered put and call options on foreign currencies and enter into exchange-traded contracts for the purchase and sale for future delivery of foreign currencies for speculative purposes or to hedge against declines in the dollar value of foreign portfolio securities and against increases in the dollar value of foreign securities to be acquired. The Fund is not a commodity pool and all futures and related options transactions engaged in by the Fund will constitute bona fide hedging or other permissible transactions in accordance with the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission ("CFTC"); provided, however, that the Fund may enter into futures contracts and options on futures for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin on futures contracts and premiums on options would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time the Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of the Fund's portfolio. The Fund may also enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. In addition, the Fund may engage in cross-hedging transactions with respect to forward contracts whereby, for example, if the Adviser believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

In addition to the limitations set forth in the preceding paragraph relating to the use of futures and options on futures, the Fund has adopted certain additional policies relating to derivative transactions. The Fund will not purchase put or call options if, immediately after giving effect to such purchase, the value of all uncovered put and call options held by the Fund would exceed 10% of the value of its net assets. The Fund may not write (i.e., sell) covered call and put option contracts in excess of 20% of the value of its net assets at the time such option contracts are written. Because the foregoing limitations apply only at the time the Fund enters into a transaction, the value of the Fund's holdings or its net exposure under the relevant instruments may be significantly more or less than at the time of its initial investment.

The ability of the Fund to engage in the options and futures strategies described herein will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential for losses. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. Options and futures transactions may involve certain risks which are described herein.

In connection with transactions in stock index futures contracts, interest rate futures contracts, and options thereon written by the Fund on such futures contracts, the Fund engaging in such transactions will be required to deposit as "initial margin" an amount of cash and short-term United States government securities equal to 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

FUTURE DEVELOPMENTS

The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's respective investment objectives and legally permissible for the Fund.

WRITING COVERED OPTIONS ON SECURITIES. The Fund may write covered call options and covered put options on optionable securities and stock indices of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain its objectives. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

When the Fund writes covered options, the Fund owns (in the case of a call option) the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or maintains in a segregated account liquid assets with a value equal to or greater than the exercise price of the underlying securities (in the case of a put option). The Fund may also write combinations of covered puts and calls on the same underlying security.

The Fund intends to treat certain options in respect of specific securities that are not traded on a securities exchange and the securities underlying covered call options written by the Fund as illiquid securities. See "Illiquid or Restricted Securities."

The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Ordinarily, written options will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the market values of the underlying securities at the time the options are written.

In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the Fund's obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

PUT AND CALL OPTIONS ON SECURITIES. The Fund may purchase put options for speculative purposes or to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.

The Fund may also purchase call options for speculative purposes or to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs. Alternatively, the Fund may purchase a call or a put option on a security in lieu of an actual investment in, or disposition of, a particular security if it expects an increase or a decrease, as the case may be, in the price of the security.

The purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

An option position may be closed out only if a secondary market for an option of the same series exists on a recognized national securities exchange or in the over-the-counter market. Because of this fact and current trading conditions, the Fund expects to purchase only call or put options issued by the Options Clearing Corporation. The Fund expects to write options on national securities exchanges and in the over-the-counter market.

While they may choose to do otherwise, the Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

PURCHASE AND SALE OF OPTIONS AND FUTURES CONTRACTS ON STOCK INDICES. The Fund may purchase put and call options and write covered put and call options on stock indices for speculative purposes or as a hedge against movements in the equity markets. The Fund may also purchase and sell stock index futures contracts for speculative purposes or as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When the Fund writes an option on a stock index, it will establish a segregated account with the Fund's custodian in which it will deposit liquid assets in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If the Adviser expects general stock market prices to rise, it might cause the Fund to purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might cause the Fund to purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

Alternatively, the Fund may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

PURCHASE AND SALE OF INTEREST RATE FUTURES CONTRACTS. The Fund may purchase and sell interest rate futures contracts on United States Treasury bills, notes, and bonds for speculative purposes or to hedge its portfolio of fixed income securities against the adverse effects of anticipated movements in interest rates.

The Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by the

Fund will fall, thus reducing the NAV of the Fund. This interest rate risk can be reduced without employing futures contracts as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would, as a result of the shortening of maturities, typically reduce the average yield of the Fund engaging in the strategy.

The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than the transaction costs incurred in the purchase and sale of portfolio securities.

The Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested in debt securities it intends to purchase. As such purchases are made, the Fund intends that an equivalent amount of futures contracts will be closed out.

Alternatively, the Fund may buy or sell an interest rate futures contract in lieu of an actual investment in, or disposition of, particular fixed income securities if it expects an increase or a decrease, as the case may be, in interest rates.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. The Fund may purchase call and put options and write covered call and put options on stock index and interest rate futures contracts. The Fund may use such options on futures contracts for speculative purposes or in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, the Fund may purchase put options or write call options on stock index futures contracts or interest rate futures contracts, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write covered put options on stock index or interest rate futures contracts, rather than purchasing such futures contracts, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

FOREIGN DERIVATIVES TRANSACTIONS. Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into forward contracts for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract for hedging purposes, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security. Likewise, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the United States dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." The Fund may enter into a forward contract for speculative purposes in order to seek to take advantage of changes in the relative values of two currencies which the Adviser believes may occur. Because in connection with the Fund's foreign currency forward transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets available that are sufficient to cover any commitments of the Fund under these contracts or to limit any potential risk. The segregated account will be maintained with the Fund's custodian or a sub-custodian and marked-to-market on a daily basis. While these contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the United States dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.


The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Fund, however, continues to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the Securities and Exchange Commission (the "SEC") is that the Fund's long and short positions in futures contracts, as well as put and call options on futures written by it, must be collateralized with cash or other liquid securities which are segregated with the Fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging (See "Asset Coverage for Forward Contracts, Options, Futures, and Options on Futures" below).


The Fund may purchase put and call options and write covered call and put options on foreign currencies for speculative purposes or for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency for hedging purposes will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on United States and foreign exchanges or over-the-counter.

The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures contracts"). This investment technique may be used for speculative purposes or to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures contracts will depend, in part, on the Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures contracts or may realize losses. The costs, limitations, and risks associated with transactions in foreign currency futures contracts are similar to those associated with other types of futures contracts discussed in this SAI.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.


If a devaluation is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Code may cause the Fund to restrict the degree to which it engages in currency transactions.


ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES, AND OPTIONS ON FUTURES

The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities, and indexes; and currency, interest rate, and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with their custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument, or currency, or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high as or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

RISK FACTORS IN DERIVATIVES TRANSACTIONS.

Derivatives transactions involve special risks, including possible default by the other party to the transaction, illiquidity, increased volatility in the Fund's net asset value and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in substantially greater losses than if it had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, in the case of hedging, the variable degree of correlation between price movements of options or futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Expenses and losses incurred as a result of the use of options, futures, or currency transactions will reduce the Fund's NAV, and possibly income, and the losses may be greater than if such instruments had not been used.

The value of a derivative instrument depends largely upon price movements in the securities or other instruments upon which it is based. Therefore, many of the risks applicable to trading the underlying securities or other instruments are also applicable to derivatives trading. However, there are a number of other risks associated with derivatives trading, including the risk that derivatives often fluctuate in value more than the securities or other instruments upon which they are based. Relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by the Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. The Fund generally expects that its options and futures transactions will be conducted on recognized securities and commodity exchanges. In certain instances, however, the Fund may purchase and sell stock options in the over-the-counter market. The Fund's ability to terminate stock option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The staff of the SEC generally considers over-the-counter options to be illiquid. There can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. The use of derivatives for speculative purposes involves a variety of risks, including the risk of an increased volatility that may potentially increase losses. Certain provisions of the Code may limit the ability of the Fund to quickly liquidate options, futures, and currency positions in which significant unrealized gains have developed when the Adviser deems it appropriate to realize the gains.

SHORT-SELLING OF SECURITIES

The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. No securities will be sold short by the Fund if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 50% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class. In addition to the short sales discussed above, the Fund may make short sales "against the box," a transaction in which the

Fund enters into a short sale of a security which the Fund owns. The Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

BANK OBLIGATIONS

Bank obligations that the Fund may purchase include time deposits ("TDs"), certificates of deposit ("CDs"), and banker acceptances ("BAs"). TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. BAs are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These and other short-term instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating, or variable interest rates.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulation designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding, and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing, and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of United States branches of foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and state branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, foreign branches of foreign banks, or U.S. branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

COMMERCIAL PAPER

The Fund may purchase commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Fund will invest in commercial paper that is rated at least Prime-1 by Moody's or A-1 by S&P or, if not rated, is determined by the Adviser to be of comparable quality.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System and primary dealers in United States government securities and only with respect to obligations issued or guaranteed by the United States government, its agencies, or instrumentalities. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Adviser will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements on behalf of the Fund.

BRADY BONDS AND EMERGING MARKET GOVERNMENTAL OBLIGATIONS

The Fund may invest in emerging market governmental debt obligations commonly referred to as "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Investors should recognize that Brady Bonds have only been issued relatively recently, and accordingly do not have a long payment history. In addition to Brady Bonds, the Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan. A substantial portion of the Brady Bonds and other similar obligations in which the Fund may invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Zero Coupon Securities and Discount Obligations."


The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The Fund may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future.


Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month London Interbank Offered Rate ("LIBOR"). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank, and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS

The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. In addition, as indicated above, certain of the Fund's emerging market governmental debt securities may be acquired at a discount ("Discount Obligations").

Zero coupon securities and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.

Under current federal income tax law, the Fund is required to accrue as income each year a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price prior to the receipt of cash payments. Accordingly, to maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements of the Fund.

STRIPPED MORTGAGE-BACKED SECURITIES

The Fund may invest up to 10% of its total assets in stripped mortgage-backed securities ("SMBS"), all of which will be issued or guaranteed by the United States government, its agencies, or instrumentalities. SMBS are derivative multiclass securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal payments on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest ("IO" or interest-only class) and the other class receiving all of the principal ("PO" or principal-only class). SMBS may be highly sensitive to changes in prepayment and interest rates and, under certain interest rate or prepayment rate scenarios, the Fund may fail to recoup fully its investment in these securities even if the securities are of the highest credit quality. Furthermore, the yield to maturity on these securities may be adversely affected.

STRUCTURED INVESTMENTS

The Fund may invest in structured investments, which are securities issued solely for the purpose of restructuring the investment characteristics of other securities, such as commercial bank loans or Brady Bonds. Structured investment products may involve special risks, including substantial volatility in their market values and potential illiquidity. The Fund is permitted to invest in a class of structured investments, which is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be a borrowing by the Fund for purposes of the Fund's fundamental investment restriction on borrowing.

Issuers of structured investments are typically organized by investment banking firms which receive fees in connection with establishing each issuing entity and arranging for the placement of its securities. This type of restructuring of investment characteristics involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

PREFERRED STOCK

Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a debt security with similar stated yield characteristics.

CONVERTIBLE SECURITIES

A convertible security is a fixed-income security that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

WARRANTS

Equity warrants and rights are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants or rights may be considered speculative. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund may invest up to 5% of the value of its net assets in warrants for equity securities, but will not invest more than 2% of the value of its net assets in warrants which are not listed on the New York or American Stock Exchange.

DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are collectively referred to as "Depositary Receipts") evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depositary or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. Banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

The Fund treats Depositary Receipts as interests in the underlying securities for purposes of their investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. The Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to any more than 5% of the value of its net assets (at the time of the investment). A purchaser of unsponsored Depositary Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depositary Receipts.

INVESTMENT FUNDS


The Fund may invest in unaffiliated investment funds which invest principally in securities in which the Fund is authorized to invest, subject to the limitations imposed by the 1940 Act on certain of these investments. These investment funds may be registered investment companies as well as private investment funds which are designed to pursue specialized investment opportunities such as private equity and emerging market investments. Under the 1940 Act, the Fund may not invest more than 10% of its total assets in the shares of other registered investment companies or more than up to 5% of its total assets in any one registered investment company, provided that the investment does not represent more than 3% of the voting stock of the acquired registered investment company. These limitations do not apply to investments by the Fund in investment funds which are exempted from the definition as "investment companies" as defined under the 1940 Act. By investing in another investment fund, the Fund bears a ratable share of the investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. The Fund's investment in certain investment funds will result in special U.S. federal income tax consequences.


ILLIQUID OR RESTRICTED SECURITIES

The Fund may purchase securities for which there is a limited or no trading market or which are subject to restrictions on resale to the public. Investments in securities which are illiquid or "restricted" may involve added expense to the Fund should the Fund be required to bear registration or other costs to dispose of such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (such as "restricted securities" which are illiquid, and securities that are not readily marketable) if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

RULE 144A SECURITIES

The Fund may purchase certain restricted securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933, as amended ("Securities Act"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A Securities will develop or be maintained. The Board of Directors (the "Board" or "Directors") has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of the Fund's 15% limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board has delegated to the Adviser the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security, and the time needed to dispose of the security. The Board periodically reviews the Fund's purchases and sales of Rule 144A Securities and the Adviser's compliance with the above procedures.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower (often an issuer of Sovereign Debt Obligations) and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participations. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participations and, accordingly, the Fund will consider both the borrower and the Lender to be issuers for purposes of their investment restrictions. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participations may be delayed and the assignability of the Participations impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher). The Fund's investments in Loans are considered to be debt obligations for purposes of its investment restrictions. In addition, for purposes of the Fund's investment restriction on investment in illiquid securities, the Fund will treat Loans as illiquid securities unless the staff of the SEC concludes that a market in these instruments has developed sufficiently such that they may be treated as liquid.

When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund will not invest more than 15% of the value of its net assets in Participations and Assignments that are illiquid, and in other illiquid securities.

LEVERAGE THROUGH BORROWING

The Fund may borrow for investment purposes up to 33 1/3% of the value of its total assets. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements, described below. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

Among the forms of borrowing in which the Fund may engage is the entry into reverse repurchase agreements with banks, brokers, or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest.

For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by the Fund.

LENDING PORTFOLIO SECURITIES


To a limited extent, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. Such loans may not exceed 33 1/3% of the value of the Fund's total assets. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. The Fund continues to be entitled to payments in amounts equal to the interest, dividends, or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) while voting rights on the loaned securities may pass to the borrower, the Company's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

FORWARD COMMITMENTS


The Fund may purchase securities on a when-issued or forward commitment basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.


Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid assets at least equal at all times to the amount of the when issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a when-issued or forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuations in the value of the Fund's net assets and its NAV.

CONCENTRATION

The Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Accordingly, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than more widely diversified funds.

DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Adviser will utilize Moody's and/or S&P for determining the applicable ratings.

BONDS

Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated AA by S&P have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and have an extremely strong capacity to pay interest and principal. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

S&P's BBB rated bonds are regarded as having adequate capacity to pay interest and principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated D are in default, and payment of interest and/or principal is in arrears.

COMMERCIAL PAPER

Moody's: The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P: Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelmingly safe characteristics are denoted A-1+. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                             INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined under "Description of the Fund's Shares."

The Fund may not:

     1. Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, which currently limits borrowing, except for certain temporary purposes, to no more than 33 1/3% of the value of the Fund's total assets. (For purposes of this investment restriction, the entry into futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.)

     2. Invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities are not considered to represent industries.)

     3. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

     4. Purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     5. Purchase or sell commodities or commodity contracts.

     6. Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow or similar arrangements in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices, or in connection with the purchase of any securities on margin for purposes of Investment Restriction No. 4 above. (The deposit of assets in escrow in connection with portfolio transactions is not deemed to be a pledge or hypothecation for this purpose.)

     7. Purchase the obligations of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities may be purchased, without regard to such limitations.

     8. Purchase, hold or deal in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in real estate activities or investments.

     9. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

In addition to the fundamental investment restrictions set forth above, the Company's Board has adopted the following investment restrictions with respect to the Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Fund and may be changed by the Company's Board without the approval of shareholders of the Fund.

The Fund may not:

     1. With respect to 75% of its assets, invest more than 5% of its total assets in securities of a single issuer and may not hold more than 10% of the outstanding voting securities of such issuer.

     2. Invest in interests in oil, gas, or mineral exploration or development programs.

     3. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     4. Invest more than 15% of its net assets in illiquid securities.


The Fund adopted restriction 5 in order to comply with certain state securities laws no longer applicable to the Fund. In these laws, the term "commodity contract" was defined as a "contract or option providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point." None of the Fund's derivative and currency transactions involves the delivery or receipt of any asset that the Fund considers to be a commodity, and the Fund settles all such transactions by means of cash payments. Accordingly, such transactions are not subject to the restrictions set forth above.


If a percentage restriction set forth above or elsewhere in this SAI with respect to the Fund is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, in the event that the Fund's asset coverage on any borrowing falls below the level required by Section 18 of the 1940 Act, the Fund will reduce its borrowings to the extent it is required to do so by Section 18(f)(1) of the 1940 Act. In addition, in the event that the Fund's aggregate holdings of illiquid securities exceed 15% of its net assets and are not expected to be reduced through purchases of liquid securities in the ordinary course of business, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities.

                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and their shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be "interested persons", as defined in the 1940 Act (the "'Independent Directors"). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser. Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund's current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

     (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

     (6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.


As of the date of this SAI, the Fund makes information about portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund's administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is this SAI. The Fund's proxy voting service is Broadridge Investor Communication Services. Bowne/GCOM2 Solutions provides typesetting services for the Fund and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.


Other than those arrangements with the Fund's service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund's portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser's affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.

                             DIRECTORS AND OFFICERS

Set forth in the table below are the Interested Directors and the Independent Directors, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years, and other directorships (excluding other funds managed by the Adviser), if any. Under Maryland law, the Company's Board is responsible for establishing the Company's policies and for overseeing the management of the Company. The Board also elects the Company's officers who conduct the daily business of the Fund. Information pertaining to the Directors and executive officers of the Company is set forth below.


                                                NUMBER OF
                                                 FUNDS IN
                                  TERM OF          FUND
     NAME, POSITION(S)          OFFICE AND       COMPLEX
         ADDRESS(1)             LENGTH OF        OVERSEEN          PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
          AND AGE             TIME SERVED(2)   BY DIRECTOR          DURING PAST FIVE YEARS           HELD BY DIRECTOR(3)
     -----------------        --------------   -----------   -----------------------------------   -----------------------
INTERESTED DIRECTORS(4):

CHARLES L. MINTER               Since 1987           1       Portfolio Manager, Gabelli                       --
Director and Portfolio                                       Funds, LLC, since 2000; Prior
Manager                                                      to May 2000, Director, Chairman
Age: 67                                                      of the Board and Chief
                                                             Executive Officer of Comstock
                                                             Partners, Inc.

HENRY G. VAN DER EB, CFA(5)     Since 2000           2       Senior Vice President of GAMCO                   --
Chairman of the Board                                        Investors, Inc. since August
Age: 64                                                      2004; Senior Vice President and
                                                             Portfolio Manager of Gabelli
                                                             Funds, LLC and GAMCO Asset
                                                             Management Inc. since 1999;
                                                             President and CEO of GAMCO
                                                             Mathers Fund since 1999.

INDEPENDENT DIRECTORS:

M. BRUCE ADELBERG               Since 1995           1       Consultant, MBA Research Group                   --
Director                                                     since November 1995.
Age: 72

ANTHONY J. COLAVITA             Since 2000          36       President of the law firm of                     --
Director                                                     Anthony J. Colavita, P.C.
Age: 73

VINCENT D. ENRIGHT              Since 2000          16       Former Senior Vice President and          Director of Echo
Director                                                     Chief Financial Officer of KeySpan       Therapeutics, Inc.
Age: 65                                                      Corp. (public utility) (1994-1998).      (therapeutics and
                                                                                                         diagnostics)

ANTHONY R. PUSTORINO            Since 2000          13       Certified Public Accountant;            Director of The LGL
Director                                                     Professor Emeritus, Pace              Group, Inc.(diversified
Age: 84                                                      University.                                manufacturing)

WERNER J. ROEDER                Since 2000          22       Medical Director of Lawrence                     --
Director                                                     Hospital and practicing private
Age: 69                                                      physician.



                                TERM OF
                              OFFICE AND
     NAME, POSITION(S)         LENGTH OF
         ADDRESS(1)              TIME                              PRINCIPAL OCCUPATION(S)
          AND AGE              SERVED(2)                            DURING PAST FIVE YEARS
     -----------------        ----------   -----------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT               Since 2000   Executive Vice President and Chief Operating Officer of Gabelli Funds,
Executive Vice President                   LLC since 1988; Officer of all of the registered investment companies
and Secretary                              in the Gabelli/GAMCO Funds complex; President of Teton Advisors, Inc.
Age: 57                                    (formerly Gabelli Advisers, Inc.), 1998 through 2008; Chairman of Teton
                                           Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors,
                                           Inc. since 2008.

CAROLYN MATLIN                Since 1987   Vice President, Gabelli Funds, LLC, since 2000.
Vice President
Age: 52

AGNES MULLADY                 Since 2006   Senior Vice President of GAMCO Investors, Inc. since 2009; Vice
Treasurer and Principal                    President of Gabelli Funds, LLC since 2007; Officer of all of the
Financial Officer                          registered investment companies in the Gabelli/GAMCO Funds complex;
Age: 50                                    Senior Vice President of U.S. Trust Company, N.A. and Treasurer and
                                           Chief Financial Officer of Excelsior Funds from 2004 through 2005;
                                           Chief Financial Officer of AMIC Distribution Partners from 2002 through
                                           2004.

PETER D. GOLDSTEIN            Since 2004   Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004;
Chief Compliance Officer                   Chief Compliance Officer of all of the registered investment companies
Age: 56                                    in the Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs
                                           Asset Management from 2000 through 2004.

MARTIN WEINER                 Since 1995   Portfolio Manager of Gabelli Funds, LLC, since 2000; President and
President and Portfolio                    Portfolio Manager of the Comstock Capital Value Fund since 1999.
Manager
Age: 75


(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Company as defined in the 1940 Act. Messrs. Minter and Van der Eb are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser.

(5)  Address: 2801 Lakeside Drive, Suite 201, North Bannockburn, IL 60015-1293.

                           STANDING BOARD COMMITTEES

The Board has established three standing committees in connection with their governance of the Company - Audit, Nominating, and Proxy Voting. The Company does not have a standing compensation committee.


The Company's Audit Committee consists of two members: Messrs. Pustorino (Chairman) and Adelberg, who are Independent Directors of the Company. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Company on February 27, 2009. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Company, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Company's independent registered public accounting firm. During the fiscal year ended April 30, 2009, the Audit Committee met twice.

The Company's Nominating Committee consists of five members: Messrs. Colavita (Chairman), Adelberg, Enright, Pustorino, and Roeder, who are Independent Directors of the Company. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Company. The Nominating Committee did not meet during the fiscal year ended April 30, 2009.

The Company's Proxy Voting Committee consists of three members: Messrs. Pustorino (Chairman), Colavita, and Enright, who are Independent Directors of the Company. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Company's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Company. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended April 30, 2009.

DIRECTOR OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the GAMCO/Gabelli fund complex (the "Fund Complex") beneficially owned by each Director as of December 31, 2008.

                                                       DOLLAR RANGE OF   AGGREGATE DOLLAR
                                                            EQUITY        RANGE OF EQUITY
                                                       SECURITIES HELD   SECURITIES HELD IN
NAME OF DIRECTOR                     FUND                IN THE FUND*       FUND COMPLEX*
----------------         ---------------------------   ---------------   ------------------
INTERESTED
DIRECTORS:
Charles L. Minter        Comstock Capital Value Fund          E                   E

Henry G. Van der Eb      Comstock Capital Value Fund          A                   A

INDEPENDENT
DIRECTORS:
M. Bruce Adelberg        Comstock Capital Value Fund          B                   D

Anthony J. Colavita**    Comstock Capital Value Fund          B                   E

Vincent D. Enright       Comstock Capital Value Fund          A                   E

Anthony R. Pustorino**   Comstock Capital Value Fund          B                   E

Werner J. Roeder         Comstock Capital Value Fund          A                   E

----------
*    KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2008

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   Over $100,000

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of The LGL Group, Inc. having a value of $2,601 and $5,858, respectively, as of December 31, 2008. The LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and/or an affiliated person and in that event would be deemed to be under common control with the Fund's Adviser.


DIRECTOR AND OFFICER COMPENSATION


No director, officer, or employee of Gabelli & Company, Inc. ("Gabelli & Company" or the "Distributor"), the Adviser, or an affiliated company receives any compensation from the Fund for serving as an officer or Director of the Fund. The Company pays each of its Independent Board Members $5,000 per annum and $1,000 for each regular meeting of the Board attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund pays the chairman of the Audit Committee and the Lead Director an annual retainer of $1,000. The Fund also pays each Board Member serving as a member of the Audit, Proxy, or Nominating Committees a fee of $500 per committee meeting. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors and officers of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The following table sets forth certain information regarding the compensation of the Company's Directors. No executive officer or person affiliated with the Company received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 2009.

           COMPENSATION TABLE - AGGREGATE COMPENSATION FROM REGISTRANT

                        AGGREGATE COMPENSATION   AGGREGATE COMPENSATION FROM
                              FROM THE FUND       THE FUND AND FUND COMPLEX*
                        ----------------------   ---------------------------
INTERESTED DIRECTORS

Charles L. Minter             $     0                    $      0(2)

Henry G. Van der Eb           $     0                    $      0(3)

INDEPENDENT DIRECTORS

M. Bruce Adelberg             $11,250                    $ 11,000(2)

Anthony J. Colavita           $ 9,000                    $251,034(36)

Vincent D. Enright            $ 9,000                    $123,423(16)

Anthony R. Pustorino          $11,000                    $147,700(14)

Werner J. Roeder              $ 9,000                    $109,500(23)

----------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2008. The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Funds because they have common or affiliated investment advisers.


CODE OF ETHICS


The Company, its Adviser, and the Distributor have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Company.


PROXY VOTING POLICIES

The Company, on behalf of the Fund, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.


Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or by-law amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.


A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its Corporate Governance Service, other third-party services, and the analysts of the Distributor will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund's shareholders on the one hand, and those of the Fund's Adviser and/or the principal underwriters, on the other hand, the conflict will be brought to the Proxy Voting Committee of the Company to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Fund to vote the proxies, which would potentially include the Board's Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Company files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31st of each year. This filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of August 18, 2009, the following persons were known to own of record or beneficially 5% or more of the Fund's outstanding shares:

NAME AND ADDRESS                                 % OF CLASS   NATURE OF OWNERSHIP
----------------------------------------------   ----------   -------------------
Class A     MLPF & S FOR THE SOLE BENEFIT
            OF ITS CUSTOMERS
            ATTN FUND ADMINISTRATION
            4800 DEER LAKE DR E FL 3
            JACKSONVILLE, FL 32246-6484            25.45%*           Record

            CITIGROUP GLOBAL MARKETS INC
            HOUSE ACCOUNT
            11155 RED RUN BLVD
            OWINGS MILLS, MD 21117-3256            13.72%            Record

            CHARLES SCHWAB & CO INC
            REINVEST ACCOUNT
            ATTN MUTUAL FUNDS DEPT
            101 MONTGOMERY ST
            SAN FRANCISCO, CA 94104-4151            6.67%            Record

Class B     MLPF & S FOR THE SOLE
            OF ITS CUSTOMERS
            ATTN FUND ADMINISTRATION
            4800 DEER LAKE DR E FL 3
            JACKSONVILLE, FL 32246-6484            15.05%            Record

            UBS FINANCIAL SERVICES INC. FBO
            ROBERT L COHEN
            LUSBY, MD 20657-2016                    8.85%            Record

            RBC CAPITAL MARKETS
            RUTH M CHASE
            EUCLID, OH 44117-2313                   7.61%            Record

            CITIGROUP GLOBAL MARKETS INC
            HOUSE ACCOUNT
            11155 RED RUN BLVD
            OWINGS MILLS, MD 21117-3256             6.49%            Record

            RBC CAPITAL MARKETS CORP FBO
            RUTH M CHASE
            INDIVIDUAL RETIREMENT ACCOUNT
            EUCLID, OH 44117-2313                   5.71%            Record

Class C     MLPF & S FOR THE SOLE BENEFIT
            OF ITS CUSTOMERS

            ATTN FUND ADMINISTRATION
            4800 DEER LAKE DR E FL 3
            JACKSONVILLE, FL 32246-6484            40.93%*           Record

            CITIGROUP GLOBAL MARKETS
            HOUSE ACCOUNT
            11155 RED RUN BLVD
            OWINGS MILLS, MD 21117-3256            37.50%*           Record

Class R     MG TRUST COMPANY CUST. FBO
            OUTDOOR GEAR, INC. 401(K) PLAN
            700 17TH STREET
            SUITE 300
            DENVER, CO 80202-3531                  85.72%*           Record

            AMERITRADE INC FOR THE
            EXCLUSIVE BENEFIT OF OUR CUSTOMERS
            PO BOX 2226
            OMAHA, NE 68103-2226                   14.28%            Record

Class AAA   MATTHEW R. GABELLI
            RYE, NY 10580-1436                     71.59%*           Record

            STATE STREET BANK & TRUST
            CUST FOR THE IRA OF
            B. MENZEL
            TAMPA, FL  33647-5037                  6.14%            Record

----------
* Beneficial ownership is disclaimed. Beneficial ownership of shares representing 25% or more of the outstanding shares of the Fund may be deemed to represent control, as that term is defined in the 1940 Act.

As of August 18, 2009, as a group, the Directors and Officers of the Company owned less than 1% of the outstanding shares (aggregating all classes) of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER

The Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser based on his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser and several of its affiliates provide investment advisory services. As of June 30, 2009, the Adviser acted as a registered investment adviser to 25 management investment companies with aggregate net assets of $12.3 billion. The Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $21.8 billion as of June 30, 2009. GAMCO Asset Management Inc. ("GAMCO"), an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $8.8 billion under management as of June 30, 2009. Gabelli Securities, Inc., an affiliate of the Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $266 million as of June 30, 2009. Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $21 million under management as of June 30, 2009. Teton Advisors, Inc., an affiliate of the Adviser, acts as investment manager to The GAMCO Westwood Funds having aggregate assets of approximately $443 million under management as of June 30, 2009. Each of the foregoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli's ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of June 30, 2009.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.


The Adviser currently serves as investment adviser to the Fund pursuant to the investment advisory contract (the "Contract"). Pursuant to the Contract, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.


Under the Contract, the Adviser also: (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including PNC Global Investment Servicing (U.S.) Inc., the Fund's Sub-Administrator, The Bank of New York Mellon, the Company's Custodian, State Street Bank and Trust Company ("State Street"), the Fund's Transfer Agent and Dividend Disbursing Agent; as well as accounting, auditing, and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Fund's registration statement, Prospectus, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) supervises, but does not pay for the calculation of the NAV of each class of the Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated its administrative duties to the sub-administrator as described below under "Sub-Administrator."

The cost of calculating the Fund's NAV is an expense payable by the Fund pursuant to its Contract. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, the Fund will reimburse the Adviser for such expense up to $45,000. The Adviser will not seek reimbursements if assets are less than $50 million. During the fiscal year ended April 30, 2009, the Fund reimbursed the Adviser $26,250 in connection with the cost of computing the Fund's NAV.

The Contract provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its duty, the Adviser and its employees, officers, directors, and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights they may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as adviser to others.

By its terms, the Contract will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board or by a "majority" (as defined pursuant to 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

As compensation for the services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets and allocable to each class on the basis of the assets attributable to such class.

                  ADVISORY FEES PAID TO THE ADVISER BY THE FUND
                          (FISCAL YEAR ENDED APRIL 30)

                       2007       2008       2009
                     --------   --------   --------
Capital Value Fund   $462,762   $407,548   $638,408

PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

The table below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for the day-to-day management during the fiscal year ended April 30, 2009.

                                                                          # OF ACCOUNTS
                                                        TOTAL              MANAGED WITH   TOTAL ASSETS WITH
                                                        # OF               ADVISORY FEE      ADVISORY FEE
                                                      ACCOUNTS    TOTAL      BASED ON          BASED ON
NAME OF PORTFOLIO MANAGER       TYPE OF ACCOUNTS       MANAGED   ASSETS    PERFORMANCE       PERFORMANCE
-------------------------   -----------------------   --------   ------   -------------   -----------------
Charles L. Minter           Registered Investment        0        $  0          0                 $0
                            Companies:
                            Other Pooled Investment      0        $  0          0                 $0
                            Vehicles:
                            Other Accounts:              7        $2.0M         0                 $0

Martin Weiner               Registered Investment        0        $  0          0                 $0
                            Companies:
                            Other Pooled Investment      0        $  0          0                 $0
                            Vehicles:
                            Other Accounts:              0        $  0          0                 $0


POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:


ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers may manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only one Fund.


ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

SELECTION OF BROKER/DEALERS. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Fund or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have investment interests or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the portfolio managers.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE


The compensation of the portfolio managers in the Gabelli organization is structured to enable it to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes equity-based incentive compensation via awards of equity awards, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund. Net revenues of the Fund are determined by deducting from gross investment management fees certain of the firm's expenses (other than the respective portfolio manager's compensation) allocable to the Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser's parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.


OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers:


                                                     DOLLAR RANGE OF EQUITY
TEAM MEMBER                     FUND              SECURITIES HELD IN THE FUND*
-----------         ---------------------------   ----------------------------
Charles L. Minter   Comstock Capital Value Fund                 E
Martin Weiner       Comstock Capital Value Fund                 B

----------
*    KEY TO DOLLAR RANGES- INFORMATION AS OF APRIL 30, 2009

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   $100,001 - $500,000

F.   $500,001 - $1,000,000

G.   over $1,000,000


SUB-ADMINISTRATOR

The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc. (the Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of the Fund's shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Company Board meetings, including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio;
(f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.0100%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Fund.


COUNSEL

Paul, Hastings, Janofsky & Walker LLP, 75 E. 55th Street, New York, New York 10022, serves as the Company's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP ("E&Y"), 2001 Market Street, Philadelphia, Pennsylvania 19103, independent registered public accounting firm for the Fund, has been selected to audit the Fund's annual financial statements.

CUSTODIAN


The Bank of New York Mellon, One Wall Street, New York, New York 10286 acts as the U.S. and international Custodian for the Fund. The Custodian does not assist in and is not responsible for investment decisions involving assets of the Fund.


TRANSFER AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street, located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR


To implement the Fund's Rule 12b-1 Plans the Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor") a New York corporation which is an indirect majority owned subsidiary of GBL, having its principal offices located at One Corporate Center, Rye, New York 10580-

1422. The Distributor acts as agent of the Fund for the continuous offering of the Fund's shares on a best efforts basis. The Distributor also acts as distributor for other funds in the Fund Complex.

Set forth in the table below are the amounts of sales commissions and underwriting fees on Class A Shares and contingent deferred sales charges ("CDSCs") for Class A, Class B, and Class C Shares received and retained by the Distributor for the fiscal year ended April 30, 2009:

                                 SALES COMMISSIONS FOR THE YEARS ENDED APRIL 30
----------------------------------------------------------------------------------------------------------------
                                       2007                         2008                         2009
                           ---------------------------  ---------------------------  ---------------------------
                                           RETAINED BY                  RETAINED BY                  RETAINED BY
SHARE CLASS                 COMMISSIONS    DISTRIBUTOR    COMMISSIONS   DISTRIBUTOR    COMMISSIONS   DISTRIBUTOR
-----------                --------------  -----------  --------------  -----------  --------------  -----------
Class A Sales Commissions     $106,819       $ 6,757        $59,026        $9,646       $270,478       $43,545
Class A CDSCs              Not Applicable    $     0    Not Applicable     $    0    Not Applicable    $     0
Class B CDSCs              Not Applicable    $10,493    Not Applicable     $6,070    Not Applicable    $ 4,578
Class C CDSCs              Not Applicable    $ 1,983    Not Applicable     $7,203    Not Applicable    $29,011

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor for the fiscal year ended April 30, 2009:

                     NET UNDERWRITING   COMPENSATION ON
                      DISCOUNTS AND     REDEMPTIONS AND    BROKERAGE       OTHER
                        COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
                     ----------------   ---------------   -----------   ------------
Capital Value Fund        $43,545           $33,589          $1,440          $0

As of the fiscal year ended April 30, 2009, the Fund did not hold securities of its regular broker-dealers or their parents.


                               DISTRIBUTION PLANS


The Fund has adopted a separate distribution and service plan (each, a "Plan" and collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of the Fund's Class AAA, Class A, Class B, and Class C Shares. The Board has concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly, a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund's expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Company's Board, including a majority of the Independent Directors and who have no direct or indirect financial interest in the operation of the Fund. No Plan may be amended to materially increase the amount to be paid thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Independent Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.


Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.


For the fiscal year ended April 30, 2009, the Distributor identified expenditures for the Fund of approximately: $6,200 for advertising and promotion, $21,100 for printing, postage and stationery, $25,100 for overhead support expenses, $128,700 for advanced commissions, $45,600 for salaries of personnel of the Distributor and $160,500 for third party servicing fees. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority ("FINRA").

Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class AAA and Class A Shares and 1.00% of its average daily net assets of Class B Shares and Class C Shares. Pursuant to the Distribution Agreements, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund's shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreements shall remain in effect from year to year provided that continuance of such agreements shall be approved at least annually (a) by the Company's Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval or (b) by the vote of holders of a majority of the outstanding voting securities of the Fund and by the Board. The Distribution Agreements may be terminated by either party thereto upon 60 days' written notice.

For the fiscal year ended April 30, 2009, the Fund incurred distribution costs for Class AAA, Class A, Class B, and Class C Shares of $268,599 to the Distributor.

                         DISTRIBUTION COSTS AND EXPENSES
                   Incurred for the Year Ended April 30, 2009

                     Class AAA    Class A   Class B    Class C
                     ---------   --------   -------   --------
Capital Value Fund      $89      $122,962   $8,165    $137,383

The amounts included in a previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, the Fund also makes payments to the providers of various programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than Rule 12b-1 fees.

The following table provides the dates the Fund's classes of shares were first offered to the public.

                     Class AAA   Class A    Class B   Class C
                     ---------   --------   -------   -------
Capital Value Fund   12/8/08     10/10/85   1/15/93   8/22/95

Shares of the Fund may also be purchased through shareholder agents that are not affiliated with the Fund or the Distributor. There is no sales or service charge imposed by the Fund other than as described in the Prospectus for Class A, Class B, and Class C Shares under the "Classes of Shares" section and in the Prospectus for Class AAA shares under the "Management of the Fund" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.


No Independent Director of the Company had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


The Fund's portfolio turnover rates for the fiscal years ended April 30, 2008 and April 30, 2009 were 0% and 440%, respectively. Since the SEC's portfolio turnover formula excludes fixed income securities with maturities of less than one year from its denominator, the Fund's turnover rate may appear high, which can be misleading. This was the case in 2009, when the Fund's fixed income securities represented a high proportion of the Fund's assets and such assets had maturities of less than one year. Long positions were also held for short time periods. In addition, the SEC's portfolio turnover formula excludes short sales expected to be held for less than one year from its denominator and since the Fund short sells securities on an on-going basis, this also caused the Fund's turnover rate to appear high.


The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among any of the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.


Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct the Fund's portfolio brokerage to the Distributor, a broker-dealer member of the FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for the Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.


The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers or dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.


Research services furnished by brokers or dealers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, the Adviser has allocated brokerage commissions of $79,568 on portfolio transactions to broker-dealers who provided research services to the Adviser , in the principal amount of $144,333,671 during the fiscal year ended April 30, 2009. The average commissions on these transactions were $.06 per share. In determining the broker or dealer to be used to execute a particular portfolio transaction, the Fund does not take into account whether such broker or dealer sells shares of the Fund or other Gabelli funds or the amount of such sales.


Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.


The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to the Distributor on brokerage transactions may not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 and the policies of the Fund contain requirements that the Board, including its Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedules at least quarterly for continuing compliance with the foregoing standard. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.


To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect the Fund's portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Fund of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions for the fiscal years ended April 30 as indicated:


                                                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                                    APRIL 30, 2007      APRIL 30, 2008      APRIL 30, 2009
                                                                  -----------------   -----------------   ----------------
Total brokerage commissions paid by the Fund                           $29,903             $29,413              $91,955
Total brokerage commissions paid by the Fund to the Distributor        $     0             $     0              $ 1,440
% of total brokerage commissions paid to the Distributor                     0%                  0%               1.57%
% of principal amount of transactions involving
   commissions effected through the Distributor                              0%                  0%               0.25%


                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining the Fund's NAV as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for shares of the Fund (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of the Fund's shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.

The Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven (7) days or less after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Fund's Prospectus. The fee is not a sales charge (load) and is paid directly to the Fund and not the Adviser or Distributor.

                        DETERMINATION OF NET ASSET VALUE


NAV per share is calculated separately for each class of the Fund. The NAV of Class B and Class C Shares of the Fund, as applicable, will generally be lower than the NAV of Class AAA, Class A, or Class R Shares, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.


The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Company's Board. Additional information on fair valuation is provided in the Fund's Prospectus under "Pricing of Fund Shares".

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                     ADDITIONAL INFORMATION CONCERNING TAXES

GENERAL

The Fund has elected to qualify and intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code. If so qualified, the Fund will not be subject to Federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year and distributed to its shareholders.

The Fund will determine either to distribute or to retain for reinvestment all or part of any net long-term capital gains. If any such gains are retained by the Fund, the Fund will be subject to tax on such retained amount. In that event, the Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as long-term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by the Fund against their Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase their basis in its shares of the Fund by an amount equal to the amount of undistributed capital gains included in such shareholder's gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November, or December of that year, payable to shareholders of record on a date during such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed or taxed. To avoid application of the excise tax, the Fund intends to make distributions in accordance with calendar year distribution requirements.


On April 30, 2009, the Fund's unused capital loss carryforwards were as follows:

EXPIRING IN FISCAL YEAR   CAPITAL VALUE FUND
-----------------------   ------------------
2013                          $35,863,445
2014                          $13,004,169
2015                          $ 7,109,158
2016                          $ 4,484,299
                              -----------
Total                         $60,461,071
                              ===========

Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file a disclosure statement with the IRS on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


Certain options, futures contracts, and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "mark-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, as described below, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

INCOME PRIOR TO RECEIPT OF CASH

The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over the basis of the security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

DISTRIBUTIONS


Distributions of investment company taxable income (which includes taxable interest income and dividend income other than qualified dividends and the excess of net short-term capital gains over long-term capital losses) are taxable to a U.S. shareholder as ordinary income. Qualified dividends from certain U.S. and non-U.S. corporations received by the Fund and properly designated when distributed are taxable to U.S. shareholders at a reduced rate of 15% (0% for shareholders in lower tax brackets). This reduced rate is currently scheduled to apply to qualified dividends with respect to taxable years beginning before January 1, 2011, and thereafter revert to ordinary income rates. Dividends paid by the Fund will qualify for the 70% deduction for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations and certain holding period requirements are met. Distributions of net capital gain (which consist of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date. If the NAV of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.


SALES OF SHARES

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, if the shareholder's holding period for the shares is more than twelve months. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.



An exchange from one share class within the Fund to another share class within the Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.


If a shareholder (i) incurs a sales load charge in acquiring shares in the Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right"), and (ii) disposes of the Fund shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in the Fund or in another regulated investment


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

company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

BACKUP WITHHOLDING

The Company generally will be required to withhold U.S. federal income tax at a rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

FOREIGN WITHHOLDING TAXES

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If the Fund has more than 50% of its total assets invested in securities of foreign governments or corporations, it may be eligible to pass through to shareholders the amount of foreign taxes it pays.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders computed according to formulas prescribed by the SEC.

Prior to January 15, 1993, the Dreyfus Capital Value Fund (the Fund's predecessor) did not offer Class B Shares and, prior to August 24, 1995, the Dreyfus Capital Value Fund did not offer Class C or Class R Shares. Because Class B Shares of the Dreyfus Capital Value Fund were not actually introduced until January 15, 1993, the total return for Class B Shares for the period prior to their introduction reflects the annual service and distribution fees and other expenses actually paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class B because such higher fees and expenses were not paid during that period. Because Class C Shares of the Dreyfus Capital Value Fund were not actually introduced until August 22, 1995, Class C performance information for the period prior to their introduction reflects the annual service and distribution fees and other expenses for Class B (which, prior to its introduction, reflects the annual service and distribution fees and other expenses borne by Class A) and, therefore, with respect to the period prior to the introduction of Class B, does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C. Class R performance information for the period prior to the introduction of Class R Shares reflects the annual service and distribution fees and other expenses borne by Class A.

                        DESCRIPTION OF THE FUND'S SHARES

The Company's charter, as amended, authorizes the issuance of separate series of shares corresponding to shares of multiple investment portfolios of the Company. As of the date of this SAI, the Company consists of one investment portfolio: the Capital Value Fund.


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

The authorized capital stock of the Company consists of 1,000,000,000 shares, par value $.001 per share. The Company is authorized to issue 125,000,000 Capital Value Fund Class AAA Shares, 125,000,000 Capital Value Fund Class A Shares, 125,000,000 Capital Value Fund Class B Shares, 125,000,000 Capital Value Fund Class C Shares, and 125,000,000 Capital Value Fund Class R Shares. Each Class AAA, Class A, Class B, Class C, and Class R Share represents an interest in the Fund as the case may be, in proportion to its NAV, and has identical rights except that Class AAA, Class A, Class B, and Class C Shares bear fees and expenses on an ongoing basis pursuant to the Fund's Class AAA, Class A, Class B, and Class C Service and Distribution Plans, respectively, and Class B and Class C Shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class AAA, Class A, Class B, and Class C Shares have voting rights with respect to matters pertaining to the Class AAA, Class A, Class B, and Class C Service and Distribution Plans, respectively.

The Company's Board may reclassify unissued shares of the Company into additional classes of Common Stock at a future date. The Company's Board may, in the future, authorize the issuance of shares of additional classes of capital stock representing different investment portfolios.

Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings for the election of directors. Shareholders, however, will have the right to call for a special meeting of shareholders if such a request is made, in writing, by shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting (or by shareholders entitled to cast at least 10% of the Class AAA, Class A, Class B, or Class C votes entitled to be cast with respect to matters relating to the Class AAA, Class A, Class B, or Class C Service and Distribution Plans, respectively). In such cases, the Company will assist in calling the meeting as required under the 1940 Act.

Except as described above with respect to the Company's Service and Distribution Plans, all shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the service and distribution plan for Class A Shares of the Company shall be voted on only by holders of Class A Shares of the Fund). Under the 1940 Act, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund, means the vote of the lesser of (i) 67% of the Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share class of the Fund is entitled to such dividends and distributions out of the assets belonging to that share class as are declared in the discretion of the Company's Board of Directors. In determining the NAV of a share class, assets attributable to the share class are charged with the direct liabilities in respect of that share class and with a share of the general liabilities of the Fund. The general liabilities of the Fund are normally attributed in proportion to the relative NAVs of the respective share classes of the Fund at the time such liabilities arise.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Under the Company's Articles of Incorporation and Maryland law, directors and officers of the Company are not liable to the Fund or its stockholders except for (i) receipt of an improper personal benefit by a director or officer or (ii) active and deliberate dishonesty of a director or officer that is material to a cause of action in which a judgment is entered against such person. The Company's Articles of Incorporation require that it indemnify its directors and officers made party to any proceedings by reason of service in such capacities unless it is proven that (i) the act or omission of a director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or with active and deliberate


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

dishonesty, (ii) a director or officer received an improper personal benefit or
(iii) in the case of a criminal proceeding, a director or officer had reasonable cause to believe that his act or omission was unlawful. These provisions are subject to the limitation under the 1940 Act that no director or officer may be protected against liability to the Company for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

DIVIDENDS AND DISTRIBUTIONS

The Fund ordinarily pays dividends from net investment income and distributes net capital gain, if any, once a year. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net available capital gain unless capital loss carryovers, if any, have been utilized.

Shareholders of the Fund will receive dividends and distributions on their shares of the Fund in additional shares of the same Class of the Fund (without a sales charge) or may elect to receive all dividends and distributions in cash.

OTHER INFORMATION


Each Prospectus and this SAI do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in each Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which each Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.


INFORMATION FOR SHAREHOLDERS

ALL SHAREHOLDER INQUIRIES REGARDING ADMINISTRATIVE PROCEDURES INCLUDING THE PURCHASE AND REDEMPTION OF SHARES SHOULD BE DIRECTED TO THE DISTRIBUTOR, GABELLI & COMPANY, INC., ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422. FOR ASSISTANCE, CALL 800-GABELLI (800-422-3554) OR THROUGH THE INTERNET AT WWW.GABELLI.COM.

The Company will send unaudited reports at least semi-annually, and annual reports containing audited financial statements, to all of its shareholders.

                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended April 30, 2009, including the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated by reference to the Company's 2009 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 800-GABELLI or through the internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.



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